UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





Date of Report (Date of earliest event reported)..............September 30, 1999




                            SI HANDLING SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




     Pennsylvania                   0-03362                       22-1643428
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    (State or other               (Commission                 (I.R.S. Employer
     jurisdiction                 File Number)               Identification No.)
   of incorporation)




     600 Kuebler Road, Easton, PA                                    18040
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code................610-252-7321




 ...............................................................................
         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets
------      ------------------------------------

On September 30, 1999, SI Handling Systems, Inc. ("SI" or the "Company") completed the acquisition of all of the outstanding capital stock of Ermanco Incorporated, a Michigan corporation ("Ermanco").

Ermanco, headquartered in Spring Lake, Michigan, is a designer and installer of complete conveying systems for a variety of manufacturing and warehousing applications. Ermanco also manufactures conveyors and conveyor components.

Under the terms of the Stock Purchase Agreement, the Company acquired all of the outstanding capital stock of Ermanco for a purchase price of $22,615,000 consisting $15,115,000 in cash, of which $1,365,000 is held in escrow, $3,000,000 in promissory notes payable to the fourteen stockholders of Ermanco, and 481,284 shares of the Company's common stock with a value of $4,500,000 based on the average closing price of $9.35 of the Company's common stock for the five trading days immediately preceding the date of the Stock Purchase Agreement, August 6, 1999.

On the closing date of the acquisition, the purchase price was adjusted upward by $615,000 to $22,615,000 based upon Ermanco's projected net working capital. The upward adjustment of $615,000 has been added to the escrow amount pending the determination of the actual net working capital based on Ermanco's definitive closing balance sheet. Upon receipt of the definitive closing balance sheet, any net upward or downward adjustment shall either increase or decrease the cash portion of the purchase price paid at closing. Any funds remaining in escrow after eighteen months following the closing will be distributed to the selling stockholders of Ermanco.

The acquisition of the Ermanco technology complements and expands the Company's current product offerings. The acquired Ermanco products, property, equipment, and personnel will continue to be located in Spring Lake, Michigan and operate as a wholly owned subsidiary of the Company. Ermanco will continue to use its assets in its ongoing operations.

On the closing date of the acquisition, the Company entered into employment agreements with four employees of Ermanco, Leon C. Kirschner, Thomas C. Hubbell, Lee F. Schomberg, and Gordon A. Hellberg. Mr. Kirschner and Steven Shulman, another principal stockholder of Ermanco, joined the Board of Directors of the Company.

In order to complete the acquisition of Ermanco, the Company obtained financing from its principal bank, First Union National Bank ("First Union"). The Company entered into a new three-year line of credit facility which may not exceed the lesser of $6,000,000 or an amount based on a borrowing base formula tied principally to accounts receivable, inventory, fair market value of the Company's property and plant, and liquidation value of equipment, plus an amount equal to $2,500,000, which amount shall be reduced by $625,000 every six months during the first two years of the line of credit facility until such amount reaches zero, minus the unpaid principal balance of the term loan described below. The line of credit facility is to be used primarily for working capital purposes and closing costs associated with the Ermanco acquisition. The line of credit facility replaced the Company's former $5,000,000 committed revolving credit facility with First Union.

The Company also received $14,000,000 in the form of a seven-year term loan from First Union to finance the acquisition of Ermanco. During the first two years of the term loan, the Company will repay First Union equal quarterly payments of $312,500 plus accrued interest. After the second anniversary of the September 30, 1999 closing date of the acquisition, the Company will make equal quarterly payments of $575,000 plus accrued interest. The interest rate on the term loan is the three-month LIBOR Market Index Rate plus two and three-quarters percent. In order to partially hedge the term loan's floating interest expense, the Company entered into an interest rate swap agreement for a minimum of fifty percent of the amount over the full term of the loan. Contemporaneously with the closing of the term loan, the Company entered into a seven-year interest rate swap for $7,000,000 of the term loan at a fixed rate of 9.38%.

In order to obtain the line of credit and term loan, the Company granted First Union a security interest in all personal property, including, without limitation, all accounts, deposits, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, letters of credit, money, securities, and a first mortgage on all real estate owned by the Company and Ermanco, and an assignment of the Company's right, title, and interest in the SI/BAKER joint venture. The line of credit facility and term loan contain various restrictive covenants relating to additional indebtedness, asset acquisitions or dispositions, investments, guarantees, payment of dividends, and maintenance of certain financial ratios.

The promissory notes issued to the fourteen stockholders of Ermanco total $3,000,000, have a term of seven years, and bear interest at an annual rate of ten percent in years one through three, twelve percent in years four and five, and fourteen percent in years six and seven. Interest on the promissory notes shall be payable quarterly, in cash, or under certain conditions, in the Company's common stock upon approval of the Company's Board of Directors. The promissory notes may be prepaid prior to the end of the seven-year term as long as the Company has no debt outstanding under its line of credit facility and term loan.

SI  and   Ermanco   serve   common   North   American   marketplaces,   such  as
automotive/transportation,            computer,            newspaper/publishing,
pharmaceutical/cosmetic, entertainment, and warehousing. The Company believes the acquisition of Ermanco will enhance SI's automated materials handling capability in production and assembly and warehousing and distribution environments.


Item 7.   Financial Statements and Exhibits.
------    ----------------------------------

Audited financial statements of Ermanco and pro forma financial information will be furnished no later than sixty (60) days after the date that the initial report on Form 8-K must be filed (October 15, 1999) upon completion of an audit by Ermanco's certified public accountants.

The following exhibits are filed as part of this report:

2.1. Stock Purchase Agreement dated as of August 6, 1999 among SI Handling Systems, Inc., Ermanco Incorporated, and the Stockholders of Ermanco Incorporated (Incorporated by reference to Exhibit 2.1 to the Company's Form 10-Q filed on October 13, 1999; File No. 0-03362).
4.1 Form of Subordinated Promissory Note payable to the Stockholders of Ermanco Incorporated dated September 30, 1999.
10.11             Employment Agreement with Leon C. Kirschner.
10.12 Line of Credit Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.13 Promissory Note related to the Line of Credit Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.14 Term Loan Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.15 Promissory Note related to the Term Loan Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.16 Escrow Agreement entered into September 30, 1999 by and among SI Handling Systems, Inc, the stockholders of Ermanco Incorporated, and First Union National Bank.
99.1              News Release dated September 30, 1999.


Item 8.   Change in Fiscal Year.
------    ----------------------

On September 30, 1999, the Company determined to change its fiscal year ending from the Sunday nearest to the last day of February to December 31. A report on Form 10-K will be filed for the transition period ending on December 31, 1999.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SI HANDLING SYSTEMS, INC.

                            /S/ Barry V. Mack

                            Barry V. Mack
                            Vice President - Finance
                             (Principal Financial Officer)


Dated:   October 15, 1999
         ----------------

                            SI HANDLING SYSTEMS, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX


Exhibit No.

2.1 Stock Purchase Agreement dated as of August 6, 1999 among SI Handling Systems, Inc., Ermanco Incorporated, and the Stockholders of Ermanco Incorporated (Incorporated by reference to Exhibit 2.1 to the Company's Form 10-Q filed on October 13, 1999; File No. 0-03362).
4.1 Form of Subordinated Promissory Note payable to the Stockholders of Ermanco Incorporated dated September 30, 1999.
10.11             Employment Agreement with Leon C. Kirschner.
10.12 Line of Credit Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.13 Promissory Note related to the Line of Credit Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.14 Term Loan Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.15 Promissory Note related to the Term Loan Loan Agreement entered into September 30, 1999 by and between SI Handling Systems, Inc, Ermanco Incorporated, and First Union National Bank.
10.16 Escrow Agreement entered into September 30, 1999 by and among SI Handling Systems, Inc, the stockholders of Ermanco Incorporated, and First Union National Bank.
99.1              News Release dated September 30, 1999.